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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

The Board of Directors
Freerealtime.com, Inc.

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                 KPMG LLP


Orange County, California
November 14, 2000